UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2017

Annaly Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 5, 2017, Annaly Capital Management, Inc. (the “Company”) and Annaly Management Company LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriters”), relating to (i) the offer and sale of 65,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) the grant by the Company to the Underwriters of an option to purchase up to an additional 9,750,000 shares of Common Stock (together, the “Shares”). The offering closed on October 11, 2017. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was conducted pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-209447). The offering was made pursuant to the prospectus supplement, dated October 5, 2017, and the accompanying prospectus, dated February 9, 2016, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton & Williams LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 5, 2017, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Credit Suisse Securities (USA) LLC, as representative of the several underwriters.

5.1	Opinion of Venable LLP.

8.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC. (REGISTRANT)

Date: October 11, 2017	By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Chief Financial Officer

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